EXHIBIT 10.12

                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), is entered into on this 14th day of July, 2000, by and between SUNROCK CAPITAL CORP., a Delaware corporation ("LENDER"), and DSI TOYS, INC., a Texas corporation ("Borrower").

                                    RECITALS

      A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of February 2, 1999, as amended by that certain Amendment No. 1 to Loan and Security Agreement, dated effective as of June 30, 1999, by and between Lender and Borrower and that certain Amendment No. 2 to Loan and Security Agreement, dated as of January 7, 2000, by and between Borrower and Lender (as the same may be further amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT").

      B. The Borrower has requested a temporary extension of the seasonal inventory advances provided for by SECTION 2.2 of the Loan Agreement, during the month of July, 2000.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

      2.01 SEASONAL INVENTORY ADVANCES. Effective as of the date hereof, SECTION 2.2(B)(III) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "(iii) during the period commencing July 1, 2000, and extending through July 31, 2000, the sum of: (A) ten percent (10%) of the Value of Eligible Inventory; and (B) ten percent (10%) of the Value of Eligible In-Transit Inventory; or"

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                                   ARTICLE III
            RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS

      3.01 RATIFICATIONS. Except as expressly amended hereby, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      3.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and does not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, are true and correct on and as of the date hereof; (c) as of the date hereof no Event of Default under the Loan Agreement is continuing and no event or condition exists that with the giving of notice or the lapse of time, or both, would be an Event of Default; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and each agreement and instrument entered into in connection therewith.

      3.03 FEE PAYABLE TO LENDER PAYMENT OF LEGAL AND OTHER EXPENSES. Upon the execution of this Amendment by Lender, Borrower hereby agrees to pay to Lender a fee in the amount of $5,000.00. In addition and as provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

      4.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

      4.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments shall mean a reference to the Loan Agreement, as amended hereby.

      4.03 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

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Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      4.04 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      4.05 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      4.06 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      4.07 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      4.08 FINAL AGREEMENT. THE FINANCING AGREEMENTS (INCLUDING THE LOAN AGREEMENT AND THIS AMENDMENT), AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      4.09 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING

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IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE
BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY FINANCING AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

                            [Signature Page Follows]

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            Executed as of this 14th day of July, 2000.

                               DSI TOYS, INC.

                       By:     /s/ R.L. Weisgarber
                               -------------------------------------
                       Name:   R. L. Weisgarber
                       Title:  Chief Financial Officer


                               SUNROCK CAPITAL CORP.

                       By:     /s/ Robert J. Katcha
                               -------------------------------------
                       Name:   Robert J. Katcha
                       Title:  Senior Vice President

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